Exhibit 4.1

COMCAST CORPORATION

Officers’ Certificate

November 7, 2022

Pursuant to Section 2.03 of the Indenture dated as of September 18, 2013, by and among Comcast Corporation (the “Company”), the guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of November 17, 2015 by and among Comcast, the guarantors named therein and the Trustee and as further supplemented by the second Supplemental Indenture dated as of July 29, 2022 (as amended, the “Indenture”), by and among the Company, the guarantors named therein and the Trustee, and guaranteed on an unsecured and unsubordinated basis by Comcast Cable Communications, LLC and NBCUniversal Media, LLC, the undersigned officers of the Company do hereby certify, in connection with the issuance of the Company’s $750,000,000 aggregate principal amount of 5.250% Notes due 2025 (the “2025 Notes”), $750,000,000 aggregate principal amount of 5.350% Notes due 2027 (the “2027 Notes”) and $1,000,000,000 aggregate principal amount of 5.500% Notes due 2032 (the “2032 Notes,” and together with the 2025 Notes and 2027 Notes, the “Notes”), that the terms of the Notes are as follows:

5.250% Notes due 2025

Title:	5.250% Notes due 2025

Aggregate Principal Amount at Maturity:	$750,000,000

Principal Payment Date:	November 7, 2025

Interest:	5.250%

Redemption:	The Company may redeem the 2025 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2025 Notes) plus 15 basis points, less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 2025 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

Additional Issuances:	The 2025 Notes need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional 2025 Notes under this series. Additional 2025 Notes of this series may be consolidated with, and form a single series with, 2025 Notes then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional 2025 Notes are not fungible with the 2025 Notes then outstanding for U.S. federal income tax purposes, such additional 2025 Notes will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the 2025 Notes shall include such other terms as are set forth in the Form of Note due 2025 attached hereto as Exhibit A.

5.350% Notes due 2027

Title:	5.350% Notes due 2027

Aggregate Principal Amount at Maturity:	$750,000,000

Principal Payment Date:	November 15, 2027

Interest:	5.350%

Redemption:

Prior to October 15, 2027 (one (1) month prior to the maturity date of the 2027 Notes) (the “2027 Par Call Date”), the Company may redeem the 2027 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming that the 2027 Notes matured on the 2027 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2027 Notes) plus 20 basis points, less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 2027 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the 2027 Par Call Date, the Company may redeem the 2027 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2027 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Additional Issuances:	The 2027 Notes need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional 2027 Notes under this series. Additional 2027 Notes of this series may be consolidated with, and form a single series with, 2027 Notes then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional 2027 Notes are not fungible with the 2027 Notes then outstanding for U.S. federal income tax purposes, such additional 2027 Notes will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the 2027 Notes shall include such other terms as are set forth in the Form of Note due 2027 attached hereto as Exhibit B.

5.500% Notes due 2032

Title:	5.500% Notes due 2032

Aggregate Principal Amount at Maturity:	$1,000,000,000

Principal Payment Date:	November 15, 2032

Interest:	5.500%

Redemption:

Prior to August 15, 2032 (three (3) months prior to the maturity date of the 2032 Notes) (the “2032 Par Call Date”), the Company may redeem the 2032 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming that the 2032 Notes matured on the 2032 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the 2032 Notes) plus 25 basis points, less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 2032 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the 2032 Par Call Date, the Company may redeem the 2032 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2032 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Additional Issuances:	The 2032 Notes need not be issued at the same time and the series may be reopened for issuance of an unlimited principal amount of additional 2032 Notes under this series. Additional 2032 Notes of this series may be consolidated with, and form a single series with, 2032 Notes then outstanding, including for purposes of determining whether the required percentage of the holders of record has given approval or consent to an amendment or waiver or joined in directing the Trustee to take certain actions on behalf of all holders; provided that if such additional 2032 Notes are not fungible with the 2032 Notes then outstanding for U.S. federal income tax purposes, such additional 2032 Notes will have one or more separate CUSIP numbers.

Conversion:	None

Sinking Fund:	None

Miscellaneous:	The terms of the 2032 Notes shall include such other terms as are set forth in the Form of Note due 2032 attached hereto as Exhibit C.

Each such officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officers’ Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Company. In such officer’s opinion, he has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance and authentication of the Notes have been complied with. In such officer’s opinion, such covenants and conditions have been complied with.

IN WITNESS WHEREOF, the undersigned officers of the Company have duly executed this certificate as of the date first set forth above.

By:	/s/ Jason S. Armstrong
	Name:	Jason S. Armstrong
	Title:	Deputy Chief Financial Officer, Executive Vice President and Treasurer

By:	/s/ Elizabeth Wideman
	Name:	Elizabeth Wideman
	Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary

[Signature Page to Officers’ Certificate Pursuant to the Indenture]

EXHIBIT A

[FORM OF NOTE DUE 2025]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

5.250% Note due 2025

No. [ ]	CUSIP No.: 20030N DZ1
ISIN No.: US20030NDZ15

$[ ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[ ] ([ ] Dollars) on November 7, 2025.

Interest Payment Dates: May 7 and November 7 (each, an “Interest Payment Date”), commencing on May 7, 2023.

Interest Record Dates: April 22 and October 23 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
Name:	Jason S. Armstrong
Title:	Deputy Chief Financial Officer, Executive Vice President and Treasurer

[Seal of Comcast Corporation]

Attest:

By:
	Name:	Elizabeth Wideman
	Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: November 7, 2022

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

COMCAST CORPORATION

5.250% Note due 2025

1. Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from November 7, 2022. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing May 7, 2023. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

3. Paying Agent.

Initially, the Trustee will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

4. Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee, and as further amended by the Second Supplemental Indenture dated as of July 29, 2022, by and among the Issuer, the Guarantors and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5. Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6. Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Securities or portions thereof for a period of fifteen (15) days before the giving of a notice of redemption, nor need the Issuer register the transfer or exchange any security selected for redemption in whole or in part.

7. Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8. Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9. Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11. Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12. Redemption.

Prior to November 7, 2025 (the “2025 Maturity Date”), the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the 2025 Maturity Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the 2025 Maturity Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the 2025 Maturity Date, as applicable. If there is no United States Treasury security maturing on the 2025 Maturity Date but there are two or more United States Treasury securities with a maturity date equally distant from the 2025 Maturity Date, one with a maturity date preceding the 2025 Maturity Date and one with a maturity date following the 2025 Maturity Date, the Issuer shall select the United States Treasury security with a maturity date preceding the 2025 Maturity Date. If there are two or more United States Treasury securities maturing on the 2025 Maturity Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of the principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made in accordance with the procedures of the Depositary. No Securities of a principal amount of $2,000 or less will be redeemed in part. If the Security is to be redeemed in part only, the notice of redemption will state the portion of the principal amount of the Security to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the holder of such Security upon surrender for cancellation of such original Security. For so long as any Security is registered in the name of the Depositary, the redemption of any Security shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.

13. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14. Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15. No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16. Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

17. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19. Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated: _______________________	Signed:
(Signed exactly as name appears on the other side of this Security)

Signature Guarantee:	_________________________________________
Participant in a recognized Signature Guarantee
Medallion Program (or other signature guarantor
program reasonably acceptable to the Trustee)

EXHIBIT B

[FORM OF NOTE DUE 2027]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

5.350% Note due 2027

No. [ ]	CUSIP No.: 20030N EA5
ISIN No.: US20030NEA54

$[ ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[ ] ([ ] Dollars) on November 15, 2027.

Interest Payment Dates: May 15 and November 15 (each, an “Interest Payment Date”), commencing on May 15, 2023.

Interest Record Dates: May 1 and November 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
Name:	Jason S. Armstrong
Title:	Deputy Chief Financial Officer, Executive Vice President and Treasurer

[Seal of Comcast Corporation]

Attest:

By:
Name:	Elizabeth Wideman
Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: November 7, 2022

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

COMCAST CORPORATION

5.350% Note due 2027

1.	Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from November 7, 2022. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing May 15, 2023. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

3.	Paying Agent.

Initially, the Trustee will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

4.	Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee, and as further amended by the Second Supplemental Indenture dated as of July 29, 2022, by and among the Issuer, the Guarantors and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5.	Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6.	Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Securities or portions thereof for a period of fifteen (15) days before the giving of a notice of redemption, nor need the Issuer register the transfer or exchange any security selected for redemption in whole or in part.

7.	Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8.	Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9.	Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.	Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12.	Redemption.

Prior to October 15, 2027 (one (1) month prior to the maturity date of the Securities) (the “Par Call Date”), the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming, for this purpose, that the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of the principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made in accordance with the procedures of the Depositary. No Securities of a principal amount of $2,000 or less will be redeemed in part. If the Security is to be redeemed in part only, the notice of redemption will state the portion of the principal amount of the Security to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the holder of such Security upon surrender for cancellation of such original Security. For so long as any Security is registered in the name of the Depositary, the redemption of any Security shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.

13.	Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14.	Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15.	No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16.	Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

17.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19.	Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated: _______________________	Signed:	_____________________________
(Signed exactly as name appears
on the other side of this Security)

Signature Guarantee:
Participant in a recognized Signature Guarantee
Medallion Program (or other signature guarantor
program reasonably acceptable to the Trustee)

EXHIBIT C

[FORM OF NOTE DUE 2032]

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

COMCAST CORPORATION

5.500% Note due 2032

No. [ ]	CUSIP No.: 20030N EB3
ISIN No.: US20030NEB38

$[ ]

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”, which term includes any successor corporation), for value received promises to pay to CEDE & CO. or registered assigns, the principal sum of $[ ] ([ ] Dollars) on November 15, 2032.

Interest Payment Dates: May 15 and November 15 (each, an “Interest Payment Date”), commencing on May 15, 2023.

Interest Record Dates: May 1 and November 1 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officer under its corporate seal.

COMCAST CORPORATION

By:
Name: Jason S. Armstrong
Title: Deputy Chief Financial Officer, Executive Vice President and Treasurer

[Seal of Comcast Corporation]

Attest:

By:
Name: Elizabeth Wideman
Title: Senior Vice President, Senior Deputy General Counsel and Assistant Secretary

This is one of the series designated herein and referred to in the within-mentioned Indenture.

Dated: November 7, 2022

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

(REVERSE OF SECURITY)

COMCAST CORPORATION

5.500% Note due 2032

1. Interest.

COMCAST CORPORATION, a Pennsylvania corporation (the “Issuer”), promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from November 7, 2022. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing May 15, 2023. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Securities and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Method of Payment.

The Issuer shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to such Interest Record Date and prior to such Interest Payment Date. Holders must surrender Securities to The Bank of New York Mellon (the “Trustee”) to collect principal payments. The Issuer shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts (“U.S. Legal Tender”). However, the payments of interest, and any portion of the principal (other than interest payable at maturity or on any redemption or repayment date or the final payment of principal) shall be made by the Paying Agent, upon receipt from the Issuer of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Issuer and the Paying Agent or the Issuer), directly to a Holder (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered.

3. Paying Agent.

Initially, the Trustee will act as Paying Agent. The Issuer may change any Paying Agent without notice to the Holders.

4. Indenture.

The Issuer issued the Securities under an Indenture dated as of September 18, 2013, by and among the Issuer, the guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of November 17, 2015, by and among the Issuer, the guarantors named therein (the “Guarantors”) and the Trustee, and as further amended by the Second Supplemental Indenture dated as of July 29, 2022, by and among the Issuer, the Guarantors and the Trustee (as amended, the “Indenture”). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Security are inconsistent, the terms of the Indenture shall govern. This note is a “Security” and the notes are “Securities” under the Indenture.

5. Guarantees.

Each Guarantor has irrevocably, fully and unconditionally guaranteed, jointly and severally, on an unsecured basis, the full and punctual payment (whether at maturity, upon redemption or otherwise) of the principal of and interest on, and all other amounts payable under, the Securities, and the full and punctual payment of all other amounts payable by the Issuer under the Indenture, subject to certain terms and conditions set forth in the Indenture.

6. Denominations; Transfer; Exchange.

The Securities are in registered form, without coupons, in denominations of $2,000 and multiples of $1,000 in excess thereof. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Securities or portions thereof for a period of fifteen (15) days before the giving of a notice of redemption, nor need the Issuer register the transfer or exchange any security selected for redemption in whole or in part.

7. Persons Deemed Owners.

The registered Holder of a Security shall be treated as the owner of it for all purposes.

8. Unclaimed Funds.

If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Issuer at its written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

9. Legal Defeasance and Covenant Defeasance.

The Issuer and the Guarantors may be discharged from their respective obligations under the Securities and under the Indenture with respect to the Securities except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Securities and in the Indenture with respect to the Securities, in each case upon satisfaction of certain conditions specified in the Indenture.

10. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Securities and the provisions of the Indenture relating to the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with certain provisions may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Securities to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Security.

11. Restrictive Covenants.

The Indenture contains certain covenants that, among other things, limit the ability of the Issuer and the Guarantors to incur liens securing indebtedness, or to enter into sale and leaseback transactions, and of the Issuer to merge or sell all or substantially all of its assets. The limitations are subject to a number of important qualifications and exceptions. The Issuer must annually report to the Trustee on compliance with such limitations.

12. Redemption.

Prior to August 15, 2032 (three (3) months prior to the maturity date of the Securities) (the “Par Call Date”), the Issuer may redeem the Securities at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming, for this purpose, that the Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the Par Call Date, the Issuer may redeem the Securities, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities-Treasury constant maturities-Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of the principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of the Securities to be redeemed.

In the case of a partial redemption, selection of the Securities for redemption will be made in accordance with the procedures of the Depositary. No Securities of a principal amount of $2,000 or less will be redeemed in part. If the Security is to be redeemed in part only, the notice of redemption will state the portion of the principal amount of the Security to be redeemed. A new Security in a principal amount equal to the unredeemed portion of the Security will be issued in the name of the holder of such Security upon surrender for cancellation of such original Security. For so long as any Security is registered in the name of the Depositary, the redemption of any Security shall be done in accordance with the policies and procedures of the Depositary.

Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Securities or portions thereof called for redemption.

13. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer or any of the Guarantors) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all of the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. If a bankruptcy Event of Default with respect to the Issuer or any of the Guarantors occurs and is continuing, all the Securities shall be immediately due and payable immediately in the manner and with the effect provided in the Indenture without any notice or other action on the part of the Trustee or any Holder. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

14. Trustee Dealings with Issuer.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuer as if it were not the Trustee.

15. No Recourse Against Others.

No stockholder, director, officer, employee or incorporator, as such, of the Issuer, any Guarantor or any successor Person thereof shall have any liability for any obligation under the Securities, the Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16. Authentication.

This Security shall not be valid until the Trustee manually signs the certificate of authentication on this Security.

17. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

19. Governing Law.

The laws of the State of New York shall govern the Indenture and this Security thereof.

ASSIGNMENT FORM

I or we assign and transfer this Security to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________ agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Dated: _______________________	Signed:_____________________________
(Signed exactly as name appears
on the other side of this Security)

Signature Guarantee:	________________________________________________________
Participant in a recognized Signature Guarantee
Medallion Program (or other signature guarantor
program reasonably acceptable to the Trustee)